UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39120	84-2421185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 S. Capital Blvd. Suite 1000 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 331-8400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ECOL	Nasdaq Global Select Market
Warrants to purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (* 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (* 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

US Ecology, Inc. (the “Company”) held a special meeting of its common stockholders (the “Special Meeting”) on April 26, 2022. A brief description of the matters voted upon at the Special Meeting and the results of the voting on such matters is set forth below. At the Special Meeting, there were present, in person or by proxy, 24,757,700 shares of the Company’s common stock representing at least a majority of the 31,337,533 shares of the Company’s common stock outstanding and eligible to vote. This constituted a quorum for all matters to be presented at the Special Meeting. The record date for the Special Meeting was March 28, 2022.

Proposal 1: A proposal to adopt that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 8, 2022, as may be amended from time to time by and among the Company, Republic Services, Inc. (“Republic Services”), and Bronco Acquisition Corp., which is a wholly-owned subsidiary of Republic Services (“Proposal 1”).

For:	Against:	Abstain:
24,695,435	18,601	43,664

Proposal 2: A proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by the Company to its named executive officers that is based on or otherwise relates to the merger of Bronco Acquisition Corp. with and into the Company pursuant to the Merger Agreement.

For:	Against:	Abstain:
22,481,900	1,378,757	897,043

Proposal 3: In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve adjournments of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to the Company’s common stockholders. The adjournment proposal was rendered moot in light of the approval of Proposal 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US ECOLOGY, INC.

Date: April 26, 2022	By:	/s/ Eric L. Gerratt
	Name:	Eric L. Gerratt
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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